UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date Earliest Event reported) — June 29, 2016 (June 27, 2016)

MDC PARTNERS INC.

(Exact name of registrant as specified in its charter)

Canada (Jurisdiction of Incorporation)	001-13718 (Commission File Number)	98-0364441 (IRS Employer Identification No.)

745 Fifth Avenue, 19th Floor, New York, NY 10151
(Address of principal executive offices and zip code)

(646) 429-1800
(Registrant’s Telephone Number)

Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)

☐	Pre−commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))

☐	Pre−commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e− 4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On June 27, 2016, MDC Partners Inc. (the “Company”) and MDC Partners UK Holdings Limited, a wholly-owned subsidiary of the Company (“Purchaser”), entered into a Share Sale and Purchase Agreement (the “Purchase Agreement”) with Forsman & Bodenfors ekonomisk förening (“Seller”), pursuant to which Purchaser agreed to purchase 100% of the shares of Forsman & Bodenfors AB, an advertising agency organized under the laws of Sweden (“F&B”) (the “Transaction”). The Transaction is expected to close in the third quarter of 2016, subject to customary closing conditions.

The purchase price for the Transaction consists of a closing payment of 1,900,000 shares of the Company’s Class A subordinate voting stock (the “Closing Shares”) and deferred contingent consideration payable in 2017 based on F&B’s financial results for calendar years 2015 and 2016.

The contingent consideration will be satisfied, at the Company’s option, through the payment of cash or the issuance to Seller of shares of the Company’s Class A subordinated voting stock, no par value (the “Contingent Shares”) in one or more transactions exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D thereunder. Such issuance(s) of shares do not involve any public offering or general solicitation.

The number of Contingent Shares to be issued to Seller will be determined by certain formulas set forth in the Purchase Agreement. The Company has agreed to register the Closing Shares for resale under the Securities Act, following an initial lock-up period until the Company has publicly released its financial results for the period ending June 30, 2016. The Company has also agreed to register any Contingent Shares for resale under the Securities Act.

In connection with the Transaction, certain key executives of F&B and its subsidiaries have agreed to new employment agreements.

The foregoing description of the Transaction does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, which will be filed as an exhibit to the Company’s Current Report on Form 8-K upon the closing of the Transaction.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth above under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

At the closing of the Transaction, the Company expects to issue 1,900,000 Closing Shares. The ultimate number of Contingent Shares to be issued pursuant to the Purchase Agreement is not yet determinable. No commissions are expected to be paid by the Company to any person in connection with the issuance or sale of any shares.

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Item 7.01 Regulation FD Disclosure.

On June 29, 2016, the Company issued a press release announcing the Transaction. A copy of the Company’s press release is attached hereto as Exhibit 99.1.

The foregoing information (including the exhibits hereto) is being furnished under “Item 7.01. Regulation FD Disclosure.” Such information (including the exhibits hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act, except as shall be expressly set forth by specific reference in such filing.

The foregoing information and the exhibits hereto contain forward-looking statements within the meaning of the federal securities laws. These statements are based on present expectations, and are subject to the limitations listed therein and in the Company's other SEC reports, including that actual events or results may differ materially from those in the forward-looking statements.

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Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press release dated June 29, 2016.

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Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed by the undersigned hereunto duly authorized.

Date: June 29, 2016	MDC Partners Inc.

	By:	/s/ Mitchell Gendel Mitchell Gendel General Counsel & Corporate Secretary

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